Exhibit 10.6(1)

DIREXION SHARES ETF TRUST II

FIRST AMENDMENT TO THE

CUSTODY AGREEMENT

THIS FIRST AMENDMENT, dated as of March 31, 2014, to the Custody Agreement dated as of January 28, 2014, as amended (the “Custody Agreement”), is entered into by and among DIREXION SHARES ETF TRUST II, a Delaware statutory trust (the “Trust”), DIREXION ASSET MANAGEMENT, LLC (the “Sponsor”) and U.S. BANK, NATIONAL ASSOCIATION, a national banking association (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Custody Agreement; and

WHEREAS, the parties desire to amend the fees of the Custody Agreement; and

WHEREAS, Article XV, Section 15.02 of the Custody Agreement allows for its amendment by a written instrument executed by all parties.

NOW, THEREFORE, the parties agree as follows:

Exhibit C is hereby superseded and replaced with Amended Exhibit C attached hereto.

Except to the extent amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

DIREXION SHARES ETF TRUST II		U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick Rudnick	By:	/s/ Michael R. McVoy
Name: Patrick Rudnick		Name: Michael R. McVoy
Title: Chief Financial Officer		Title: Senior Vice President

DIREXION ASSET MANAGEMENT, LLC

By:	/s/ Patrick Rudnick
Name: Patrick Rudnick
Title: Chief Financial Officer

3/2014	1

Amended Exhibit C to the Custody Agreement - Direxion Shares ETF Trust II

Exchange Traded Funds

DOMESTIC CUSTODY SERVICES

FEE SCHEDULE at January, 2014

Annual Fee Based Upon Market Value Per Fund(1)

basis point on average daily market value (subject to         % discount for Year 1) Minimum annual fee per fund - $

Plus out-of-pocket expenses, global sub-custody services & safekeeping fees (if required, also attached), and portfolio transaction fees, domestic and/or global (below), associated with Sponsor trades(2) facilitated outside of the create/redeem process.

Portfolio Transaction Fees

$	/book entry DTC transaction/Federal Reserve transaction/principal paydown

$	/U.S. Bank repo agreement transaction

$	/short sale

$	/option/future contract written, exercised or expired

$	/mutual fund trade/Fed wire/margin variation Fed wire

$	/physical transaction

$	/segregated account per year

•	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.

•	No charge for the initial conversion free receipt.

•	Overdrafts – charged to the account at prime interest rate plus 2.

Out-Of-Pocket Expenses

Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

(1)	Subject to annual CPI increase, Milwaukee MSA.
(2)	“Sponsor trades” are defined as any trades put through the Portfolio outside of the create/redeem process. Cash-in-lieu proceeds received as part of the create/redeem process and their related transactions are not considered to be “Sponsor trades.”

Fees are billed monthly.

3/2014	2

Amended Exhibit C (continued) to the Custody Agreement – Direxion Shares ETF Trust II

Exchange Traded Funds

GLOBAL SUB-CUSTODIAL SERVICES

ANNUAL FEE SCHEDULE at January, 2014

Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All			Lithuania	All
Australia	All			Luxembourg	All
Austria	All			Malaysia	All
Bahrain	All			Mali*	All
Bangladesh	All			Malta	All
Belgium	All			Mauritius	All
Benin*	All			Mexico	All
Bermuda	All			Morocco	All
Botswana	All			Namibia	All
Brazil	All			Netherlands	All
Bulgaria	All			New Zealand	All
Burkina Faso*	All			Niger*	All
Canada	All			Nigeria	All
Cayman Islands*	All			Norway	All
Channel Islands*	All			Oman	All
Chile	All			Pakistan	All
China“A” Shares	All			Palestinian Autonomous Area*	All
China“B” Shares	All			Peru	All
Columbia	All			Philippines	All
Costa Rica	All			Poland	All
Croatia	All			Portugal	All
Cyprus*	All			Qatar	All
Czech Republic	All			Romania	All
Denmark	All			Russia	Equities
Ecuador	All			Russia	MINFINs
Egypt	All			Senegal*	All
Estonia	All			Serbia*	All
Euromarkets**	All			Singapore	All
Finland	All			Slovak Republic	All
France	All			Slovenia	All
Germany	All			South Africa	All
Ghana	All			South Korea	All
Greece	All			Spain	All
Guinea Bissau*	All			Sri Lanka	All
Hong Kong	All			Swaziland	All
Hungary	All			Sweden	All
Iceland	All			Switzerland	All
India	All			Taiwan	All
Indonesia	All			Thailand	All
Ireland	All			Togo*	All
Israel	All			Trinidad & Tobago*	All
Italy	All			Tunisia	All
Ivory Coast	All			Turkey	All
Jamaica*	All			UAE	All
Japan	All			United Kingdom	All
Jordan	All			Ukraine	All
Kazakhstan	All			Uruguay	All
Kenya	All			Venezuela	All
Latvia	Equities			Vietnam*	All
Latvia	Bonds			Zambia	All
Lebanon	All

*	Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.
**	Tiered by market value:<$ : bp, >$ and <$ : bps; >$ : bps.

3/2014	3

Amended Exhibit C (continued) to the Custody Agreement – Direxion Shares ETF Trust II

Annual Base Fee - $ per account (fund) will apply.

•	Euroclear – Eurobonds only. Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.

•	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Cash Transactions:

•	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $ .

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Out of Pocket Expenses

•	Charges incurred by U.S. Bank, N.A. for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

•	A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses. Also, certain expenses are charged at a predetermined flat rate.

•	SWIFT reporting and message fees.

3/2014	4